UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010 (July 27, 2010)

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 27, 2010, in connection with its previously-announced recapitalization and related transactions pursuant to that certain Amended and Restated Securities Purchase and Global Transaction Agreement (the “Global Transaction Agreement”), Eagle Rock Energy Partners, L.P. (the “Partnership”) delivered notice to Eagle Rock Holdings, L.P. (“ERH”) of the Partnership’s exercise of its option (the “GP Acquisition Option”) to purchase the interests in its general partner and its general partner’s general partner.  As consideration for its exercise of the GP Acquisition Option, the Partnership will issue 1,000,000 common units to ERH on or about July 30, 2010, the transaction’s expected closing date, and cancel the 844,551 general partner units outstanding.

On July 8, 2010, in connection with the settlement of its previously-announced rights offering, the Partnership finalized the allocation of common units and warrants, including the issuance to Natural Gas Partners VII, L.P., Natural Gas Partners VIII, L.P. (together with Natural Gas Partners VII, L.P., “Natural Gas Partners”), Montierra Minerals & Production Company, L.P., (“Montierra”), Montierra Management LLC (“Montierra GP”) and ERH (together with Natural Gas Partners, Montierra and Montierra GP, the “NGP Parties”) of an aggregate of 473,758 common units and 473,758 warrants in connection with the NGP Parties’ exercise of their over-subscription rights.

Each Warrant is exercisable for $6.00 to purchase one common unit on each of August 15, 2010, November 15, 2010, March 15, 2011, May 15, 2011, August 15, 2011, November 15, 2011, March 15, 2012 and May 15, 2012.  All Warrants expire at 5:00 p.m., New York City time, on May 15, 2012.  The Warrants are subject to customary anti-dilution provisions.

Aggregated together with the July 8 issuance of common units and warrants, the issuance of common units to ERH will represent more than 1% of the Partnership’s outstanding common units.  Because the issuance of common units to ERH will not, and the issuance of the common units and warrants to the NGP Parties did not, involve a public offering, the transactions are exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also on July 27, 2010, the board of directors (the “Board”) of the Partnership, upon recommendation of the compensation committee of the Board, approved and adopted an Executive Change of Control Agreement Policy (the “Policy”) applicable to certain of the Partnership’s executive officers.  Under the terms of the Policy, the Partnership’s executives at the Vice President level or above will enter into Executive Change of Control Agreements with the Partnership.

On that date, the Partnership entered into Executive Change of Control Agreements with its Chief Executive Officer and Senior Vice Presidents, including its named executive officers, Messrs. Joseph A. Mills, Jeffrey P. Wood, Alfredo Garcia, Charles C. Boettcher, Steven G. Hendrickson, William E. Puckett and Joseph A. Schimelpfening (the Executive Change of Control Agreements with such executive officers, the “Agreements”).  The Agreements provide certain payments and benefits to the executive officers in the event an officer’s employment is terminated either by the Partnership without “cause” or by the officer for “good reason,” in either case, within six months prior to (if in anticipation of, and to avoid payment resulting from, a “change of control”) or within two years following the occurrence of a “change of control.”  The initial term of each Agreement ends on the earlier of the fifth anniversary of its effective date or the occurrence of a “change of control,” and will be extended for additional one year periods if a “change of control” has not occurred, unless the Partnership gives 60 days notice of nonextension.

The payments and benefits due upon a qualifying termination under the Agreements are: (i) accrued but unpaid salary, unpaid performance bonus for the prior fiscal year, reimbursement of expenses, and employee benefits in accordance with their terms; (ii) a pro-rata performance bonus for the calendar year of termination; (iii) a lump sum amount equal to 2.5 times (3.0 times in the case of Mr. Mills) the sum of the officer’s base salary plus the officer’s target performance bonus for the year in which the change of control occurs; (iv) continuation of medical and dental benefits for 30 months (36 months in the case of Mr. Mills) following the date of termination; and (v) reimbursement of the cost of outplacement services up to $30,000.  Payment of these amounts is contingent upon the officer’s execution and delivery (and, if applicable, non-revocation) of a general release of claims in the Partnership’s favor.

If amounts or other benefits payable or otherwise due to an executive under the Agreement (or pursuant to any other arrangement or agreement with the Partnership and its affiliates) are likely to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then such amounts and other benefits will be either (1) reduced so that the present value of the total payments and other benefits received by the executive is $1.00 less than three times the executive’s “base amount” (within the meaning of Section 280G of the Code), or (2) paid in full, whichever produces the better net after tax position to the executive.  Such determination will be made by the Board and the executive in good faith.

The foregoing description of the Policy and the Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Policy and the Agreements.  The Policy is filed as Exhibit 10.1 and a form of the Agreement is filed as Exhibit 10.2 to this Current Report on 8-K, and each is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 28, 2010, the Partnership issued press releases regarding (i) the record date for and date of its special meeting of unitholders to approve the Partnership’s amended and restated Long Term Incentive Plan and (ii) the exercise of the GP Acquisition Option.  Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

The information set forth in this Item 7.01 and the attached Exhibits 99.1 and 99.2 includes “forward-looking statements.”  All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibits that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2009, and the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Executive Change of Control Agreement Policy.
10.2	Form of Executive Change of Control Agreement.
99.1	Press Release of the Partnership dated July 28, 2010 regarding the special meeting.
99.2	Press Release of the Partnership dated July 28, 2010 regarding the GP Acquisition Option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: July 28, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Executive Change of Control Agreement Policy.
10.2	Form of Executive Change of Control Agreement.
99.1	Press Release of the Partnership dated July 28, 2010 regarding the special meeting.
99.2	Press Release of the Partnership dated July 28, 2010 regarding the GP Acquisition Option.